UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2661

Merrill Lynch Pacific Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Pacific Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y




(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2002


Merrill Lynch
Pacific Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12-month period ended December 31, 2002, the Fund's total returns for Class A, Class B, Class C and Class D Shares total returns were -14.58%, -15.41%, -15.42% and -14.72%, respectively.
Our unmanaged Constructed Index had a return of -9.65% for the same period. By comparison, the Morgan Stanley Capital International
(MSCI) Pacific Region Index had a return of -9.29%, which was one of the better-performing equity indexes anywhere in the world for this period. (Funds results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.)

The reason for the Fund's underperformance was entirely because of our hedge on part of the Fund's yen exposure. By selling forward for U.S. dollars an amount equivalent to roughly 60% of the Fund's yen-denominated assets at a price set in December 2001, the Fund was unable to benefit fully from the yen's appreciation against the U.S. dollar from YEN 131 to YEN 120. This hedge was removed in July, and subsequently the yen has remained relatively strong at the YEN 120 level.

We believed it was necessary to hedge the Fund's currency position since policymakers in both Japan and the United States appeared to agree that a weaker yen would be a reasonable means for stimulating Japan's economy after other options were exhausted. Through the first half of the year, however, the plunge in the U.S. equity markets and weaker activity in the United States made this course of action unlikely. Although economic indicators continued to weaken slightly in Japan, the deceleration in the United States was more pronounced, and the U.S. balance of payments worsened.

The bottoming of the Japanese equity market occurred just prior to fiscal year-end reporting for most Japanese companies in March. Large banks were able to avoid significant writedowns of their equity portfolios, but the health of the financial system continued to hang over the market for the rest of the year. Major Japanese banks and finance companies were some of the weakest stocks in the region during the year, while the non-life insurance sector, which represents a large part of the Fund, did relatively well. Prime Minister Koizumi remained in office and spoke of various options to reform the banking system, but little was accomplished in the face of strong opposition from his own party.

The biggest contributor to Fund performance was Guinness Peat Group PLC, a stock that we highlighted in our semi-annual report and the largest holding in the Fund. Other positive contributions came from core holdings in Japanese utilities and non-life insurance and assorted other companies such as Canon, Inc., HSBC Holdings PLC and Denway Motors Limited. This list of better-performing stocks does not clearly reflect a particular investment style or sensitivity. Stocks tended to do well when their earnings grew, but, in general, there was not a growth orientation in the markets. Some value ideas also worked. When companies announced unexpected problems in earnings, such as Brambles Industries Limited, they were quickly penalized. Distrust of accounting policies during the year in the United States had relatively little impact in Asia, although confidence in earnings was an important factor in determining relative performance.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


For our universe of stocks, the best-performing markets in 2002 were India and South Korea, which in U.S. dollar terms were up slightly for the year. Australia was flat. Japan, Singapore, Hong Kong and Taiwan declined between 10% and 25%. These changes have increased the market capitalization of Australia and South Korea to substantially more than our benchmark weights, with Australia now at 14% and South Korea at 6% compared to our benchmark weights of 10% and 2%, respectively. Japan, on the other hand, fell to only 61% of total market capitalization compared to our benchmark of 68%. Liquidity, however, still remains the greatest in Japan and Taiwan.

Meanwhile, the strongest economy by far is China, which grew an estimated 8% during the year. Investment opportunities directly in Chinese companies are relatively limited, but they are improving every year and there are ways we can seek to gain exposure to this market through companies based elsewhere in Asia. The Fund owns Denway Motors Limited, for example, which is a Chinese company listed in Hong Kong that manufactures passenger cars under license from Honda. Other companies, such as HSBC, have increased their activities in China by buying parts of fast-growing local companies. In most manufacturing sectors, China has become very competitive, threatening the market shares of other Asian firms, while at the same time becoming an increasingly important source of demand for raw materials. We believe that China has already become an alternate to the developed markets of the United States and Europe for trade in the region, and can provide investment potential at a time when low earnings growth and deflation hold back other markets.


Market Outlook
The background for Asian investments in 2003 appears to us to be similar in many respects to last year. The aftermath of the high-tech boom still seems to be an obstacle to U.S. recovery, while international tensions remain high. One new aspect of these tensions has surfaced in our region with North Korea renewing its nuclear energy program. This has alarmed all of its Asian neighbors and threatens to disrupt U.S. relations with South Korea, Japan and China if a solution is not found. While the investment implications of these events are not yet clear, at the moment they represent an additional risk that could affect markets unfavorably. On the other hand, index levels are low, turnover is slight and relative value in many companies seem to reflect a subdued outlook.


In Conclusion
We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your investment needs in the years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(James Russell)
James Russell
Vice President and
Portfolio Manager



February 3, 2003



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Merrill Lynch Pacific Fund, Inc., December 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                            Market Performance
                                                                    In Local Currency/In U.S. Dollars
                                                                       6-Month               12-Month
As of December 31, 2002                                                % Change              % Change
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*          -14.29%               -14.58%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*          -14.71                -15.41
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*          -14.70                -15.42
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*          -14.32                -14.72
MSCI Pacific Region Index**                                             -14.83                - 9.29
Constructed Index***                                                    -14.71                - 9.65
     Japan                                                          -17.87/-17.05         -18.76/-10.28
     Australia                                                       -5.41/-5.11           -10.31/-1.34
     Hong Kong                                                      -13.78/-13.76         -17.78/-17.79
     Taiwan                                                         -16.11/-19.23         -25.16/-24.45
     India                                                           +6.82/+9.19           +7.29/+8.37
     South Korea                                                    -14.46/-13.27          -2.21/+8.62
     Singapore                                                      -13.73/-12.14         -16.42/-11.05


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.
***The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
MSCI Korea and 2% MSCI Singapore.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows :


ML Pacific Fund, Inc++
Class A Shares*

Date                            Value

December 1992                 $ 9,475.00
December 1993                 $12,735.00
December 1994                 $13,104.00
December 1995                 $14,179.00
December 1996                 $15,043.00
December 1997                 $14,088.00
December 1998                 $15,280.00
December 1999                 $28,690.00
December 2000                 $20,565.00
December 2001                 $17,762.00
December 2002                 $15,172.00


ML Pacific Fund, Inc++
Class B Shares*

Date                            Value

December 1992                 $10,000.00
December 1993                 $13,305.00
December 1994                 $13,554.00
December 1995                 $14,516.00
December 1996                 $15,242.00
December 1997                 $14,128.00
December 1998                 $15,158.00
December 1999                 $28,179.00
December 2000                 $19,999.00
December 2001                 $17,085.00
December 2002                 $14,452.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                            Value

December 1992                 $10,000.00
December 1993                 $13,570.00
December 1994                 $15,311.00
December 1995                 $15,737.00
December 1996                 $14,386.00
December 1997                 $10,719.00
December 1998                 $10,981.00
December 1999                 $17,310.00
December 2000                 $12,846.00
December 2001                 $ 9,583.00
December 2002                 $ 8,693.00



A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc++ Class C and Class D Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows :


ML Pacific Fund, Inc++
Class C Shares*

Date                            Value

10/21/1994**                  $10,000.00
December 1994                 $ 9,596.00
December 1995                 $10,274.00
December 1996                 $10,788.00
December 1997                 $10,003.00
December 1998                 $10,729.00
December 1999                 $19,948.00
December 2000                 $14,157.00
December 2001                 $12,091.00
December 2002                 $10,227.00


ML Pacific Fund, Inc++
Class D Shares*

Date                            Value

10/21/1994**                  $ 9,475.00
December 1994                 $ 9,102.00
December 1995                 $ 9,826.00
December 1996                 $10,400.00
December 1997                 $ 9,719.00
December 1998                 $10,510.00
December 1999                 $19,686.00
December 2000                 $14,075.00
December 2001                 $12,123.00
December 2002                 $10,338.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                            Value

10/31/1994**                  $10,000.00
December 1994                 $11,283.00
December 1995                 $11,597.00
December 1996                 $10,602.00
December 1997                 $ 7,899.00
December 1998                 $ 8,092.00
December 1999                 $12,756.00
December 2000                 $ 9,466.00
December 2001                 $ 7,062.00
December 2002                 $ 6,406.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/02                   -14.58%        -19.06%
Five Years Ended 12/31/02                 + 1.49         + 0.41
Ten Years Ended 12/31/02                  + 4.82         + 4.26

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/02                   -15.41%        -18.62%
Five Years Ended 12/31/02                 + 0.46         + 0.15
Ten Years Ended 12/31/02                  + 3.75         + 3.75

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/02                   -15.42%        -16.22%
Five Years Ended 12/31/02                 + 0.44         + 0.44
Inception (10/21/94) through 12/31/02     + 0.27         + 0.27

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/02                   -14.72%        -19.19%
Five Years Ended 12/31/02                 + 1.25         + 0.16
Inception (10/21/94) through 12/31/02     + 1.07         + 0.41

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PORTFOLIO INFORMATION (unaudited)


As of December 31, 2002

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Guinness Peat Group PLC                     6.1%
TOYOTA INDUSTRIES CORPORATION               4.3
Mitsui Marine and Fire Insurance
Company, Ltd.                               4.3
Canon, Inc.                                 4.3
Millea Holdings, Inc.                       4.1
Aioi Insurance Company, Limited             4.1
Rohm Company Ltd.                           4.1
Tokyo Gas Co.                               3.9
Suzuki Motor Corporation                    3.9
The Nippon Fire & Marine
Insurance Co., Ltd.                         3.8



                                        Percent of
Five Largest Industries*                Net Assets

Insurance                                  16.3%
Diversified Financials                     11.6
Automobiles                                 6.5
Semiconductor Equipment & Products          5.8
Electric Utilities                          5.6


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS

                           Shares                                                                                Percent of
Industry*                   Held                      Investments                                      Value     Net Assets
Japan

Auto Components            230,000   Futaba Industrial Co., Ltd.                                    $    2,168,787     0.5%
                         1,391,000   TOYOTA INDUSTRIES CORPORATION                                      20,923,022      4.3
                                                                                                    --------------   ------
                                                                                                        23,091,809      4.8

Automobiles              2,000,000   Fuji Heavy Industries, Ltd.                                         7,921,126      1.6
                         1,717,000   Suzuki Motor Corporation                                           18,664,616      3.9
                                                                                                    --------------   ------
                                                                                                        26,585,742      5.5

Beverages                      380   Coca-Cola Central Japan Co., Ltd.                                   2,177,467      0.4
                           346,148   Coca-Cola West Japan Company Limited                                5,177,490      1.1
                           468,000   Hokkaido Coca-Cola Bottling Co., Ltd.                               2,011,292      0.4
                           386,000   Kinki Coca-Cola Bottling Co., Ltd.                                  2,182,574      0.4
                           476,000   Mikuni Coca-Cola Bottling                                           3,249,010      0.7
                                                                                                    --------------   ------
                                                                                                        14,797,833      3.0

Chemicals                  540,000   Shin-Etsu Chemical Co., Ltd.                                       17,701,188      3.6

Construction &           1,990,000   Okumura Corporation                                                 6,422,601      1.3
Engineering

Electric Utilities         719,600   Chubu Electric Power Company, Incorporated                         12,855,414      2.7
                           934,500   Kansai Electric Power Company, Inc.                                14,119,478      2.9
                                                                                                    --------------   ------
                                                                                                        26,974,892      5.6

Electronic Equipment &     343,900   Murata Manufacturing Co., Ltd.                                     13,475,478      2.8
Instruments

Food Products            1,222,000   Nisshin Seifun Group Inc.                                           8,134,996      1.7

Gas Utilities            6,040,000   Tokyo Gas Co.                                                      18,933,850      3.9

Household Durables         135,400   Nintendo Company Ltd.                                              12,653,459      2.6
                           235,200   Rinnai Corporation                                                  5,361,220      1.1
                           389,000   Sangetsu Co., Ltd.                                                  6,395,374      1.3
                                                                                                    --------------   ------
                                                                                                        24,410,053      5.0

IT Consulting &            111,000   NS Solutions Corporation                                            5,518,665      1.1
Services

Insurance               10,373,300   Aioi Insurance Company, Limited                                    20,017,576      4.1
                             2,788   ++Millea Holdings, Inc.                                            20,063,639      4.1
                         4,530,000   Mitsui Marine and Fire Insurance Company, Ltd.                     20,842,504      4.3
                         4,862,000   The Nippon Fire & Marine Insurance Co., Ltd.                       18,313,929      3.8
                                                                                                    --------------   ------
                                                                                                        79,237,648     16.3

Multiline Retail           488,000   Ito-Yokado Co., Ltd.                                               14,392,854      3.0

Office Electronics         550,000   Canon, Inc.                                                        20,717,115      4.3

Pharmaceuticals            407,000   Takeda Chemical Industries, Ltd.                                   17,011,208      3.5

Semiconductor              155,800   Rohm Company Ltd.                                                  19,837,684      4.1
Equipment & Products

Wireless                     4,210   NTT DoCoMo, Inc.                                                    7,769,360      1.6
Telecommunication
Services

                                     Total Investments in Japan (Cost--$366,893,947)                   345,012,976     71.1




Merrill Lynch Pacific Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                           Shares                                                                                Percent of
Industry*                   Held                      Investments                                      Value     Net Assets
Australia

Commercial Services &    2,896,706   Brambles Industries Limited                                    $    7,666,335     1.6%
Supplies

Real Estate              2,077,947   Lend Lease Corporation Limited                                     11,373,294      2.3

                                     Total Investments in Australia (Cost--$29,488,016)                 19,039,629      3.9


Hong Kong

Automobiles             14,900,000   Denway Motors Limited                                               5,063,218      1.0

Diversified Financials   1,607,125   HSBC Holdings PLC                                                  17,568,656      3.6
                         4,739,000   Wharf (Holdings) Ltd.                                               8,963,409      1.9
                                                                                                    --------------   ------
                                                                                                        26,532,065      5.5

Electronic Equipment &   1,500,000   Digital China Holdings Limited                                        471,251      0.1
Instruments

Industrial               1,622,438   Hutchison Whampoa Limited                                          10,152,720      2.1
Conglomerates

                                     Total Investments in Hong Kong (Cost--$35,449,730)                 42,219,254      8.7


India

IT Consulting &            574,415   NIIT Limited                                                        2,243,153      0.5
Services

                                     Total Investments in India (Cost--$15,131,214)                      2,243,153      0.5


New Zealand

Diversified             37,590,311   ++Guinness Peat Group PLC++++                                      29,888,507      6.1
Financials

                                     Total Investments in New Zealand (Cost--$16,716,385)               29,888,507      6.1


Singapore

Banks                    1,738,400   Oversea-Chinese Banking Corporation Ltd.                            9,671,698      2.0

                                     Total Investments in Singapore (Cost--$8,171,929)                   9,671,698      2.0


South Korea

Diversified                664,500   KT Corporation (ADR)(a)                                            14,319,975      2.9
Telecommunication
Services

Metals & Mining            325,000   POSCO (ADR)(a)                                                      8,037,250      1.7

Wireless                     9,500   ++SK Telecom Co., Ltd.                                              1,834,240      0.4
Telecommunication           90,000   SK Telecom Co., Ltd. (ADR)(a)                                       1,921,500      0.4
Services                                                                                            --------------   ------
                                                                                                         3,755,740      0.8

                                     Total Investments in South Korea (Cost--$33,882,671)               26,112,965      5.4




Merrill Lynch Pacific Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)

                           Shares                                                                                Percent of
Industry*                   Held                      Investments                                      Value     Net Assets
Taiwan

Commercial Services &    1,200,000   Taiwan Secom                                                    $     907,679     0.2%
Supplies

Semiconductor            6,754,950   ++United Microelectronics Corporation, Ltd.                         4,099,208      0.8
Equipment & Products     3,242,120   Via Technologies Inc.                                               3,496,678      0.7
                         2,056,128   ++Winbond Electronics Corporation                                     887,027      0.2
                                                                                                    --------------   ------
                                                                                                         8,482,913      1.7

                                     Total Investments in Taiwan (Cost--$26,434,114)                     9,390,592      1.9



                        Partnership
                          Interest
Short-Term Securities

                        $5,769,691   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)         5,769,691      1.2

                                     Total Investments in Short-Term Securities
                                     (Cost--$5,769,691)                                                  5,769,691      1.2

Total Investments (Cost--$537,937,697)                                                                 489,348,465    100.8
Liabilities in Excess of Other Assets                                                                  (3,883,235)    (0.8)
                                                                                                    --------------   ------
Net Assets                                                                                          $  485,465,230   100.0%
                                                                                                    ==============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)American Depositary Receipts (ADR).
(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                            Net            Net          Interest
Affiliate                 Activity         Cost          Income

Merrill Lynch            $5,769,691     $5,769,691       $8,686
Liquidity Series, LLC
Cash Sweep Series I

++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                                Net Share         Net          Dividend
Industry         Affiliate       Activity         Cost          Income

Diversified     Guinness       (11,320,536)   $(8,082,134)     $635,691
Financials      Peat Group PLC


See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 2002
Assets:           Investments, at value (including securities loaned of $73,746,598)
                  (identified cost--$537,937,697)                                                            $  489,348,465
                  Investments held as collateral for loaned securities, at value                                 77,362,884
                  Cash                                                                                              238,621
                  Foreign cash (cost--$1,499,062)                                                                 1,501,184
                  Receivables:
                     Dividends                                                             $      508,021
                     Capital shares sold                                                          292,879
                     Loaned securities income                                                      15,402
                     Interest                                                                       5,771           822,073
                                                                                           --------------
                  Prepaid registration fees                                                                          35,448
                                                                                                             --------------
                  Total assets                                                                                  569,308,675
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                      77,362,884
                  Payables:
                     Capital shares redeemed                                                    5,820,228
                     Investment adviser                                                           258,645
                     Distributor                                                                  154,833         6,233,706
                                                                                           --------------
                  Accrued expenses                                                                                  246,855
                                                                                                             --------------
                  Total liabilities                                                                              83,843,445
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  485,465,230
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $    1,666,735
                  Class B Shares of Common Stock, $.10 par value, 200,000,000
                  shares authorized                                                                                 917,359
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 258,088
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 804,643
                  Paid-in capital in excess of par                                                              640,093,375
                  Accumulated investment loss--net                                         $ (16,364,528)
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                 (93,326,313)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net                                                          (48,584,129)
                                                                                           --------------
                  Total accumulated losses--net                                                               (158,274,970)
                                                                                                             --------------
                  Net assets                                                                                 $  485,465,230
                                                                                                             ==============

Net Asset Value:  Class A--Based on net assets of $228,069,135 and 16,667,351
                           shares outstanding                                                                $        13.68
                                                                                                             ==============
                  Class B--Based on net assets of $115,930,587 and 9,173,586
                           shares outstanding                                                                $        12.64
                                                                                                             ==============
                  Class C--Based on net assets of $31,747,720 and 2,580,876
                           shares outstanding                                                                $        12.30
                                                                                                             ==============
                  Class D--Based on net assets of $109,717,788 and 8,046,433
                           shares outstanding                                                                $        13.64
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 2002
Investment        Dividends (net of $1,058,559 foreign withholding tax)                                      $    8,433,601
Income:           Interest and discount earned                                                                      279,449
                  Securities lending--net                                                                           245,405
                                                                                                             --------------
                  Total income                                                                                    8,958,455
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    3,768,762
                  Account maintenance and distribution fees--Class B                            1,665,513
                  Transfer agent fees--Class A                                                    622,755
                  Transfer agent fees--Class B                                                    421,166
                  Account maintenance and distribution fees--Class C                              419,075
                  Account maintenance fees--Class D                                               314,080
                  Custodian fees                                                                  304,255
                  Accounting services                                                             268,932
                  Transfer agent fees--Class D                                                    265,295
                  Transfer agent fees--Class C                                                    108,068
                  Professional fees                                                                97,212
                  Printing and shareholder reports                                                 88,115
                  Registration fees                                                                55,382
                  Directors' fees and expenses                                                     51,376
                  Pricing fees                                                                     11,683
                  Other                                                                            34,341
                                                                                           --------------
                  Total expenses                                                                                  8,496,010
                                                                                                             --------------
                  Investment income--net                                                                            462,445
                                                                                                             --------------

Realized &        Realized gain (loss) on:
Unrealized Gain      Investments--net                                                        (76,687,362)
(Loss) on            Foreign currency transactions--net                                           266,693      (76,420,669)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--       Investments--net                                                          20,728,063
Net:                 Foreign currency transactions--net                                      (33,037,640)      (12,309,577)
                                                                                           --------------    --------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                   (88,730,246)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $ (88,267,801)
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                     December 31,
Increase (Decrease) in Net Assets:                                                              2002               2001
Operations:       Investment income (loss)--net                                            $      462,445    $  (1,183,602)
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                          (76,420,669)        53,909,038
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net                                     (12,309,577)     (196,803,015)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from operations                       (88,267,801)     (144,077,579)
                                                                                           --------------    --------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                 (12,845,361)      (14,191,250)
                     Class B                                                                  (8,180,190)       (6,379,684)
                     Class C                                                                  (2,020,879)       (1,596,400)
                     Class D                                                                  (5,319,829)       (4,976,883)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends to shareholders        (28,366,259)      (27,144,217)
                                                                                           --------------    --------------

Capital Share     Net decrease in net assets derived from capital share transactions        (160,611,647)     (273,784,186)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                              (277,245,707)     (445,005,982)
                  Beginning of year                                                           762,710,937     1,207,716,919
                                                                                           --------------    --------------
                  End of year*                                                             $  485,465,230    $  762,710,937
                                                                                           ==============    ==============

                  *Accumulated investment loss--net                                        $ (16,364,528)    $ (15,253,375)
                                                                                           ==============    ==============

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios
have been derived from information                                                       Class A
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    16.67   $    20.10   $    33.12   $    17.64   $    16.97
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .07          .06          .04          .06          .10
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.40)       (2.81)       (9.50)        15.42         1.33
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.33)       (2.75)       (9.46)        15.48         1.43
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.66)        (.68)           --           --       --++++
                     In excess of investment income--net             --           --        (.63)           --        (.76)
                     Realized gain on investments--net               --           --       (2.53)           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.66)        (.68)       (3.56)           --        (.76)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    13.68   $    16.67   $    20.10   $    33.12   $    17.64
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           (14.58%)     (13.63%)     (28.32%)       87.76%        8.46%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                         .96%         .89%         .82%         .85%         .88%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                           .48%         .33%         .14%         .28%         .57%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  228,069   $  352,632   $  518,557   $  986,913   $  449,725
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             11.68%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios
have been derived from information                                                       Class B
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    15.60   $    18.79   $    31.12   $    16.74   $    16.11
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment loss--net++                          (.08)        (.12)        (.23)        (.16)        (.08)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.22)       (2.63)       (8.87)        14.54         1.25
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.30)       (2.75)       (9.10)        14.38         1.17
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.66)        (.44)           --           --       --++++
                     In excess of investment income--net             --           --        (.30)           --        (.54)
                     Realized gain on investments--net               --           --       (2.53)           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.66)        (.44)       (3.23)           --        (.54)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    12.64   $    15.60   $    18.79   $    31.12   $    16.74
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           (15.41%)     (14.57%)     (29.03%)       85.90%        7.29%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        2.00%        1.92%        1.84%        1.88%        1.92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                           (.57%)       (.69%)       (.86%)       (.76%)       (.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  115,930   $  225,709   $  442,242   $  888,735   $  489,047
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             11.68%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios
have been derived from information                                                       Class C
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    15.20   $    18.36   $    30.53   $    16.42   $    15.83
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment loss--net++                          (.08)        (.12)        (.23)        (.17)        (.08)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.16)       (2.57)       (8.70)        14.28         1.23
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.24)       (2.69)       (8.93)        14.11         1.15
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.66)        (.47)           --           --       --++++
                     In excess of investment income--net             --           --        (.31)           --        (.56)
                     Realized gain on investments--net               --           --       (2.53)           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.66)        (.47)       (3.24)           --        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    12.30   $    15.20   $    18.36   $    30.53   $    16.42
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           (15.42%)     (14.59%)     (29.03%)       85.93%        7.26%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        2.00%        1.92%        1.85%        1.88%        1.92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                           (.59%)       (.70%)       (.86%)       (.79%)       (.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $   31,748   $   51,343   $   84,008   $  150,153    $  53,116
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             11.68%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios
have been derived from information                                                       Class D
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    16.65   $    20.08   $    33.06   $    17.65   $    16.98
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income (loss)--net++                   .03          .01        (.03)       --++++          .05
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.38)       (2.81)       (9.46)        15.41         1.33
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.35)       (2.80)       (9.49)        15.41         1.38
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.66)        (.63)           --           --       --++++
                     In excess of investment income--net             --           --        (.56)           --        (.71)
                     Realized gain on investments--net               --           --       (2.53)           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.40)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.66)        (.63)       (3.49)           --        (.71)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    13.64   $    16.65   $    20.08   $    33.06   $    17.65
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           (14.72%)     (13.87%)     (28.50%)       87.31%        8.14%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        1.21%        1.14%        1.07%        1.10%        1.13%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income (loss)--net                    .20%         .07%       (.09%)       (.02%)         .29%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  109,718   $  133,027   $  162,910   $  274,734   $   97,883
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             11.68%        8.88%       35.23%       28.84%       12.26%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $22,741,395 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $4,051,266 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                Account         Distribution
                            Maintenance Fee          Fee

Class B                          .25%               .75%
Class C                          .25%               .75%
Class D                          .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                FAMD             MLPF&S

Class A                        $2,217            $ 6,364
Class D                        $2,736            $41,099


For the year ended December 31, 2002, MLPF&S received contingent deferred sales charges of $208,496 and $5,737 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $138 and $689 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2002, the Fund lent securities with a value of $7,039,739 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Advisors, LLC ("MLIA"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIA may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIA or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $41,002,326 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $36,360,558 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2002, MLIA received $104,336 in securities lending agent fees.



Merrill Lynch Pacific Fund, Inc., December 31, 2002


In addition, MLPF&S received $24,059 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2002, the Fund reimbursed MLIM
$26,760 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $71,483,482 and $260,393,871, respectively.

Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

                                       Realized        Unrealized
                                        Gains            Gains
                                       (Losses)         (Losses)

Long-term investments             $ (76,687,362)     $ (48,589,232)
Foreign currency transactions            266,693              5,103
                                  --------------     --------------
Total                             $ (76,420,669)     $ (48,584,129)
                                  ==============     ==============


As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $61,861,607, of which $54,487,230 related to appreciated securities and $116,348,837 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $551,210,072.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $160,611,647 and $273,784,186 for the years ended December 31, 2002 and December 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                           36,419,132     $  555,092,917
Shares issued to shareholders
in reinvestment of dividends             717,937         11,653,761
                                  --------------     --------------
Total issued                          37,137,069        566,746,678
Shares redeemed                     (41,629,215)      (641,468,713)
                                  --------------     --------------
Net decrease                         (4,492,146)     $ (74,722,035)
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                           21,144,509     $  386,155,065
Shares issued to shareholders
in reinvestment of dividends             783,306         12,799,225
                                  --------------     --------------
Total issued                          21,927,815        398,954,290
Shares redeemed                     (26,565,884)      (490,450,726)
                                  --------------     --------------
Net decrease                         (4,638,069)     $ (91,496,436)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              896,061     $   12,726,262
Shares issued to shareholders
in reinvestment of dividends             463,901          7,004,906
                                  --------------     --------------
Total issued                           1,359,962         19,731,168
Automatic conversion of
shares                               (2,172,133)       (31,585,555)
Shares redeemed                      (4,482,820)       (64,618,180)
                                  --------------     --------------
Net decrease                         (5,294,991)     $ (76,472,567)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            1,188,111     $   21,053,991
Shares issued to shareholders
in reinvestment of dividends             352,592          5,394,657
                                  --------------     --------------
Total issued                           1,540,703         26,448,648
Automatic conversion of
shares                               (2,314,701)       (39,267,999)
Shares redeemed                      (8,298,423)      (145,401,526)
                                  --------------     --------------
Net decrease                         (9,072,421)     $(158,220,877)
                                  ==============     ==============




Merrill Lynch Pacific Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              868,503     $   11,912,141
Shares issued to shareholders
in reinvestment of dividends             121,245          1,782,295
                                  --------------     --------------
Total issued                             989,748         13,694,436
Shares redeemed                      (1,785,879)       (24,667,794)
                                  --------------     --------------
Net decrease                           (796,131)     $ (10,973,358)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            1,238,033     $   21,346,388
Shares issued to shareholders
in reinvestment of dividends              93,463          1,393,535
                                  --------------     --------------
Total issued                           1,331,496         22,739,923
Shares redeemed                      (2,530,883)       (43,109,810)
                                  --------------     --------------
Net decrease                         (1,199,387)     $ (20,369,887)
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,826,332     $   26,649,758
Shares issued to shareholders
in reinvestment of dividends             275,935          4,470,151
Automatic conversion of
shares                                 2,024,526         31,585,555
                                  --------------     --------------
Total issued                           4,126,793         62,705,464
Shares redeemed                      (4,069,229)       (61,149,151)
                                  --------------     --------------
Net increase                              57,564     $    1,556,313
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            2,337,198     $   43,792,915
Shares issued to shareholders
in reinvestment of dividends             254,093          4,149,335
Automatic conversion of
shares                                 2,155,081         39,267,999
                                  --------------     --------------
Total issued                           4,746,372         87,210,249
Shares redeemed                      (4,869,818)       (90,907,235)
                                  --------------     --------------
Net decrease                           (123,446)     $  (3,696,986)
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:



                                      12/31/2002       12/31/2001
Distributions paid from:
   Ordinary income                 $  28,366,259      $  27,144,217
                                   -------------      -------------
Total taxable distributions        $  28,366,259      $  27,144,217
                                   =============      =============



As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                               --
Undistributed long-term capital
gains--net                                                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                           $ (86,884,771)*
Unrealized losses--net                               (71,390,199)**
                                                    ---------------
Total accumulated losses--net                       $ (158,274,970)
                                                    ===============


*On December 31, 2002, the Fund had a net capital loss carryforward of $86,884,771, of which $5,486,001 expires in 2009 and $81,398,770 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October currency and capital losses for tax purposes and other book/tax temporary differences.




Merrill Lynch Pacific Fund, Inc., December 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 7, 2003




IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income dividend paid to shareholders of record on April 15, 2002, 15.80% represents income from foreign sources. There were no foreign withholding taxes associated with this distribution.

Please retain this information for your records.




Merrill Lynch Pacific Fund, Inc., December 31, 2002


OFFICERS AND DIRECTORS

                                                                                            Number of
                                                                                            Portfolios    Other
                                                                                             in Fund    Director-
                      Position(s)   Length                                                   Complex      ships
                          Held     of Time                                                 Overseen by   Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years    Director    Director
Interested Director

Terry K. Glenn*        President   1999 to    Chairman, Americas Region since 2001 and      117 Funds    None
P.O. Box 9011          and         present    Executive Vice President since 1983 of           162
Princeton,             Director    and        Fund Asset Management ("FAM") and Merrill     Portfolios
NJ 08543-9011                      1985 to    Lynch Investment Managers L.P. ("MLIM");
Age: 62                            present    President of Merrill Lynch Mutual Funds
                                              since 1999; President of FAM Distributors,
                                              Inc. ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services")
                                              since 1993; President of Princeton
                                              Administrators, L.P. since 1988; Director
                                              of Financial Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




                                                                                            Number of
                                                                                            Portfolios    Other
                                                                                             in Fund    Director-
                      Position(s)   Length                                                   Complex      ships
                          Held     of Time                                                 Overseen by   Held by
Name, Address & Age    with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director    Director
Independent Directors

Ronald W. Forbes       Director    2000 to    Professor Emeritus of Finance, School of       45 Funds    None
P.O. Box 9095                      present    Business, State University of New York            54
Princeton,                                    at Albany since 2000 and Professor thereof    Portfolios
NJ 08543-9095                                 from 1989 to 2000.
Age: 62


Cynthia A. Montgomery  Director    2000 to    Professor, Harvard Business School since       45 Funds    Unum-
P.O. Box 9095                      present    1989.                                             54       Provident
Princeton,                                                                                  Portfolios   Corpora-
NJ 08543-9095                                                                                            tion;
Age: 50                                                                                                  Newell
                                                                                                         Rubber-
                                                                                                         maid, Inc.


Charles C. Reilly      Director    1991 to    Self-employed financial consultant since       45 Funds    None
P.O. Box 9095                      present    1990.                                             54
Princeton,                                                                                  Portfolios
NJ 08543-9095
Age: 71


Kevin A. Ryan          Director    2000 to    Founder and Director Emeritus of The           45 Funds    None
P.O. Box 9095                      present    Boston University Center for the                  54
Princeton,                                    Advancement of Ethics and Character;          Portfolios
NJ 08543-9095                                 Professor of Education at Boston
Age: 70                                       University from 1982 to 1999 and
                                              Professor Emeritus since 1999.


Roscoe S. Suddarth     Director    2000 to    President and Chief Executive Officer of       45 Funds    None
P.O. Box 9095                      present    the Middle East Institute from 1995 to            54
Princeton,                                    2001; Associate with Global Business          Portfolios
NJ 08543-9095                                 Access Ltd. from 1998 to 2002; Chairman
Age: 67                                       of the Board of Advisors of the Center for
                                              Contemporary Arab Studies at Georgetown
                                              University and Secretary of the American
                                              Academy of Diplomacy.




Merrill Lynch Pacific Fund, Inc., December 31, 2002



                                                                                            Number of
                                                                                            Portfolios    Other
                                                                                             in Fund    Director-
                      Position(s)   Length                                                   Complex      ships
                          Held     of Time                                                 Overseen by   Held by
Name, Address & Age    with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director    Director
Independent Directors (concluded)

Richard R. West        Director    1991 to    Dean Emeritus of New York University,          45 Funds    Bowne &
P.O. Box 9095                      present    Leonard N. Stern School of Business               54       Co., Inc.;
Princeton,                                    Administration since 1994.                    Portfolios   Vornado
NJ 08543-9095                                                                                            Realty
Age: 64                                                                                                  Trust;
                                                                                                         Vornado
                                                                                                         Operating
                                                                                                         Company;
                                                                                                         Alexander's,
                                                                                                         Inc.


Edward D. Zinbarg      Director    1994 to    Retired.                                       45 Funds    None
P.O. Box 9095                      present                                                      54
Princeton,                                                                                  Portfolios
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year which they turn 72.



                      Position(s)   Length
                          Held     of Time
Name, Address & Age    with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice        1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and         and        since 1999; Vice President of FAMD since 1999; Director of MLIM
NJ 08543-9011          Treasurer   1999 to    Taxation since 1990.
Age: 42                            present


Robert C. Doll, Jr.    Senior      1999 to    President and Global Chief Investment Officer of MLIM and member of
P.O. Box 9011          Vice        present    the Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,             President              Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9011                                 from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 49                                       from 1987 to 1999 and Executive Vice President from 1991 to 1999.


James Russell          Vice        2002 to    Managing Director of MLIM since 2000 and First Vice President from
P.O. Box 9011          President   present    1997 to 2000.
Princeton,             and
NJ 08543-9011          Portfolio
Age: 50                Manager


Susan B. Baker         Secretary   2002 to    Director (Legal Advisory) of MLIM since 1999 and Vice President from
P.O. Box 9011                      present    1993 to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Pacific Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Pacific Fund, Inc.

Date: February 18, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Pacific Fund, Inc.

Date: February 18, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke
       Chief Financial Officer of
       Merrill Lynch Pacific Fund, Inc.

Date: February 18, 2003